OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2018
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS
OTHER LONG TERM ASSETS

(in thousands of $)	2018	2017
Seller's credit receivable long-term portion	—	1,500
Deferred tax asset	119	294
Prepaid charter hire expenses (straight-lining of lease expense)	12,588	8,887
Capitalized project costs	4,932	—
Other long term assets	17,639	10,681

With reference to Note 27, in the third quarter of 2015 eight vessels were sold and leased back from Ship Finance for a period of 10 years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining six years, including the three years optional period of the vessel owner. We have straight lined the total charter hire expense over the lease term of 13 years. An amount of $3.7 million was credited to charter hire expenses in 2018 (2017: $3.7 million), with the corresponding asset presented as part of other long term assets.

The seller's credit receivable originates from a sale of a vessel in 2009. In November 2018, we agreed to a settlement of the remaining outstanding amount of $1.5 million. A $125 thousand discount was provided and a loss of the same amount was recorded.

In 2018 we capitalized costs of $4.9 million related to installation costs for scrubber and ballast water treatment systems.

In 2018, 2017 and 2016, we recognized total interest income on the seller's credit of $15.8 thousand, $21.1 thousand and $0.2 million, respectively.